Exhibit 99.1
UHS Universal Hospital Services service you can count on. (R) 3rd Quarter Earnings Teleconference November 9, 2005

Forward Looking Statements o Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: We believe statements in this quarterly report looking forward in time involve risks and uncertainties. The following factors, among others, could adversely affect our business, operations and financial condition causing our actual results to differ materially from those expressed in any forward-looking statements: our history of net losses and substantial interest expense; our need for substantial cash to operate and expand our business as planned; our substantial outstanding debt and debt service obligations; restrictions imposed by the terms of our debt; a decrease in the number of patients our customers are serving; our ability to effect change in the manner in which healthcare providers traditionally procure medical equipment; the absence of long-term commitments with customers; our ability to renew contracts with group purchasing organizations and integrated delivery networks; changes in reimbursement rates and policies by third-party payors; the impact of health care reform initiatives; the impact of significant regulation of the health care industry and the need to comply with those regulations; difficulties or delays in our continued expansion into certain of our businesses/geographic markets and developments of new businesses/geographic markets; and additional credit risks in increasing business with home care providers and nursing homes, and impacts of equipment product recalls or obsolescence. See the risk factor discussion detailed in our Annual Report on Form 10-K for the year ended December 31, 2004, filed with the Securities and Exchange Commission. o This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. UHS Universal Hospital Services service you can count on. (R) 2

UHS Universal Hospital Services service you can count on. (R) Financial Results - 3rd Quarter ($ millions) |X| |X| |X| |X| 3rd Quarter Nine Months 2004 2005 % Change 2004 2005 % Change ---- ---- -------- ---- ---- -------- o Revenues 49.6 53.4 8% 147.9 162.0 10% 16.6 18.0 51.8 54.5 o EBITDA o Management and Board Fees 0.2 0.2 0.6 0.6 o SOX - 0.1 - 0.6 --------- -------- -------- --------- 16.8 18.3 9% 52.4 55.7 6% Refer to appendix for reconciliation of Cash Flow from Operations to EBITDA 3

UHS Universal Hospital Services service you can count on. (R) 3Q / YTD Opportunities / Challenges Equipment Lifecycle Services (SM) 1 Plan & Acquire 2 Manage & Utilize 3 Maintain & Repair 4 Redeploy & Remarket o Outsourcing: - Census - Hurricane impact - Costs +/- Medical equipment recalls + Lifecycle momentum o Services: + Supplemental growth + CHAMP: organic / new growth - Medical equipment recalls o Sales & Remarketing - 1Q flu impact - Medical equipment recalls See next slide for illustration of equipment recall impacts 4

Equipment Recall Impact
Illustration of Individual Product Line Revenue Life cycle

UHS
Universal | Hospital | Services
Service you can count on.®



Expected path due to recalls and delay of new technology roll out.
Typical product life cycle path
Revenue
Generation 1 Purchase
Generation 1 Purchase
Generation 1 Purchase
Generation 2 Purchase
Generation 2 Purchase
1
2
3
4
5
6
7
8
Years

- Outsourcing Impact:
  - Extended / improved Revenues on "Generation 1" technology in 2005 due to lack of "Generation 2" technology available
  - Delayed Generation 2 technology rollout creates timing issues / lost opportunities
- Services Impact: delayed manufacturer services activity – expected to bounce back in 2006
- Sales & Remarketing Impact: Generation 1 technology highly utilized in rental fleet, thus less product available to sell; may be "glut" of Generation 1 technology when Generation 2 technology deliveries resume
- Capex Impact: lower in 2005 due to delayed Generation 2 technology roll out; will show up in future years

5

UHS Universal Hospital Services service you can count on. (R) Q4 2005 - 2006 Outlook o Continued growth in Revenues and EBITDA expected in 2006 o Move from market "education" to market "adoption" of Lifecycle approach o Equipment recalls will create "lumpiness" in different quadrants - but will be neutral in the medium term o Health of hospital customers will dictate speed of growth o Hurricanes o Census o Bad Debt o Capital Spending / Availability of Capital 6

UHS Universal Hospital Services service you can count on. (R) 3rd Quarter Financial Review 7

UHS Universal Hospital Services service you can count on. (R) Medical Equipment Outsourcing Equipment Lifecycle Services (SM) 1 Plan & Acquire 2 Manage & Utilize 3 Maintain & Repair 4 Redeploy & Remarket Rental of UHS-owned equipment Supplemental (short-term) Long Term Bariatrics: suite of specialty equipment for treatment of obesity AMPP Resident Programs (Asset Management Partnership Program) On-site management to drive better equipment utilization (UHS people, technology & processes) $ millions 3rd Quarter Nine Months 2004 2005 % Change 2004 2005 % Change ---- ---- -------- ---- ---- -------- Revenues $38.6 $40.7 6% $116.9 $125.6 7% MME Depreciation* $9.3 $9.6 4% $26.9 $28.1 4% Gross Margin $17.6 $17.7 0% $55.3 $57.7 4% Gross Margin % 46% 43% 47% 46% * Refer to Appendix for reconciliation of MME depreciation to total depreciation expense 3rd Quarter trends: ------------------ o Weak census o Hurricane Impact: o Direct costs of overtime, freight, etc. / Indirect costs of weak census, gasoline costs across country, etc. o Somewhat mitigated by increased activity in Hurricane fringe areas o Higher employee-related costs and fleet / gasoline expenses reducing margins o Equipment Recalls: o Extended / improved Revenues on older technology o Delayed new technology rollout - timing issues around lost opportunities 8

UHS Universal Hospital Services service you can count on. (R) Technical & Professional Services Equipment Lifecycle Services (SM) 1 Plan & Acquire 2 Manage & Utilize 3 Maintain & Repair 4 Redeploy & Remarket Technical Services: Maintain & Repair Customer-owned Equipment: Non-resident, response-based Biomedical Services Resident-Based Programs: CHAMP(R): small hospitals in rural areas TEAM: larger hospital bio-med in urban areas Manufacturer Services Professional Services: Technology baseline assessments Vendor neutral Capital Planning Services Product comparison research and reports Equipment product of choice Equipment utilization studies $ millions 3rd Quarter Nine Months 2004 2005 % Change 2004 2005 % Change ---- ---- -------- ---- ---- -------- Revenues $6.7 $7.5 12% $18.1 $22.4 24% Gross Margin $2.0 $1.9 -5% $5.5 $5.6 2% Gross Margin % 29% 25% 30% 25% (ACES included in both periods) (ACES included in 2005, but only Q2 and Q3 in 2004) 3rd Quarter trends: o Robust Supplemental activity mitigated by flat Resident-based results due to the loss of a financially troubled customer o Timing issues around Baxter recall opportunities - will likely materialize in 2006 o Continue to build a Lifecycle Services platform in this segment to capitalize on future market opportunities o Over the long term, maintaining margins in the high-20% range is unrealistic, yet we remain committed and bullish on the opportunities: o Good growth prospects (relatively small market share) o Cost and competitive advantages 9

UHS Universal Hospital Services service you can count on. (R) Medical Equipment Sales and Remarketing Equipment Lifecycle Services (SM) 1 Plan & Acquire 2 Manage & Utilize 3 Maintain & Repair 4 Redeploy & Remarket Asset recovery and equipment brokerage New equipment sales Logistics Management Disposable Sales (rationalizing this activity) $ millions 3rd Quarter Nine Months 2004 2005 % Change 2004 2005 % Change ---- ---- -------- ---- ---- -------- Revenues $4.3 $5.1 18% $12.8 $14.0 9% Gross Margin $0.8 $1.1 34% $3.0 $2.9 -5% Gross Margin % 19% 21% 24% 21% 3rd Quarter trends: o Activity picked up due to increased "for sale inventory" availability versus the first half of the year where some of this inventory was moved into our Company-owned fleet to support strong customer rental demand o Hospitals are assessing the Baxter recall issue, which has slowed transactional activity somewhat - timing issue o Expect strong HUGS closings in Q4 o This segment's results will typically be choppy quarter-to-quarter due to its transactional nature 10

UHS Universal Hospital Services service you can count on. (R) Selected Income Statement Data ($ millions) 3rd Quarter Nine Months ------------------------- -------------------------- 2004 2005 % Change 2004 2005 % Change ---- ---- -------- ---- ---- -------- Consolidated Revenues $ 49.6 $53.4 8% $147.9 $162.0 10% Gross Margin Gross Margin before depreciation $ 29.9 $30.7 3% $ 91.2 $ 95.3 4% MME Depreciation $ (9.3) $(9.6) 4% $(26.9) $(28.1) 4% Other Depreciation (0.2) (0.5) 181% (0.5) (1.0) 127% ----- ----- ----- ----- Total Gross Margin 20.4 20.6 1% 63.8 66.2 4% Gross Margin % of Revenues 41% 39% 43% 41% SG&A Depreciation 0.6 0.6 1.7 1.9 Amortization 0.2 0.4 0.3 1.3 SOX - 0.1 - 0.6 Board Fees 0.2 0.2 0.6 0.6 Other 13.0 12.5 -4% 38.8 39.6 2% ----- ----- ----- ----- Total SG&A $ 14.0 $13.8 -1% $ 41.4 $ 44.0 6% SG&A % of Revenues 28% 26% 28% 27% EBITDA 16.6 18.0 51.8 54.5 Management and Board Fees 0.2 0.2 0.6 0.6 SOX - 0.1 - 0.6 -- ---- -- --- 16.8 18.3 9% 52.4 55.7 6% % of Revenues 34% 34% 35% 34% Refer to appendix for reconciliation of MME Depreciation to Total Depreciation and Cash Flow from Operations to EBITDA (a) 2005 includes $0.7 related to worker's comp and auto liability 11

UHS Universal Hospital Services service you can count on. (R) Liquidity Overview - YTD 2005 ($ millions) Borrowing Base at 9/30/05 (less L/Cs outstanding) 12/31/04 Revolver Balance $ 37 Cash Flow from Ops $ 34 (a) Other Capex ($3) (b) Net MME Capex ($25) Other ($3) $100 Available Liquidity $74 9/30/05 Net Revolver Balance $34 (a) Includes $1.1 payout of holdback related to 2004 acquisitions and $6.5 increase in accrued interest (b) Other Cash Outflows includes $2.3 reduction in checks outstanding and $0.9 fees for the bank amendment 12

UHS Universal Hospital Services service you can count on. (R) Capex as % of Total Revenues has Improved Dramatically ($ millions) 0 25 50 75 100 125 150 175 200 225 1999 2000 2001 2002 2003 2004 2005 Service Revenues Sales & Remarketing Revenues Outsourcing Revenues Accrual Net Capex Accrual Capex % of Revenues 44% 30% 33% 25% 23% 22% 20% Est. Refer to appendix for reconciliation of Cash Used in Investing Activities to Accrual Net Capex Continued Progress in 2005 13

UHS Universal Hospital Services service you can count on. (R) 2005 Guidance update ($ millions) 2005 Original Guidance Key Drivers & Timing EBITDA + Mgmt & Board Fees + Sarbanes Oxley (SOX) Total 0.8 1.0 Mid $70's Hospital census, Resident program signings, sales force upgrade, competitive setting. Guidance also excludes non-cash stock compensation expense. Accrual Capex, net of disposals (excluding acquisitions) Mid $40's AMPP Resident Program signings, Bariatrics growth, new technology, take-away business, and product recalls Total Debt / EBITDA Low to mid 4x's Expect to be closer to the lower end of range by year-end, with intra-year variability due to: - timing of semiannual bond interest payments (2nd & 4th quarters) - investments in transition to a Lifecycle services company Excludes impact of acquisitions Refer to appendix for reconciliations 14

UHS Universal Hospital Services service you can count on. (R) Appendix 15

UHS Universal Hospital Services service you can count on. (R) UHS' National Infrastructure Affords Risk Diversification o National infrastructure o Largest, most modern fleet in the industry 16

UHS Universal Hospital Services service you can count on. (R) 3rd Quarter EBITDA Reconciliation ($ millions) EBITDA (before management/board fees, financing and reorganization costs, and costs related to Sarbanes Oxley compliance) and EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles (GAAP)) as a measure of performance, and is not representative of funds available for discretionary use due to the Company's financing obligations. EBITDA, as defined by the Company, may not be calculated consistently among other companies applying similar reporting measures. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of the Company's debt covenant calculations, and EBITDA before management and board fees is included because the company's financial guidance and certain compensation plans are based upon this measure. Management believes that EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of net cash provided by operating activities to EBITDA and EBITDA before management/board fees, and costs related to Sarbanes Oxley compliance is included below. 3rd Quarter Nine Months 2004 2005 2004 2005 ---------- ----------- ----------- ---------- Net cash provided by operating activities $ 18.6 $ 13.8 $ 37.1 $ 34.6 Changes in operating assets and liabilities (9.0) (2.9) (7.3) (1.9) Other non-cash expenses (0.4) (0.8) (0.7) (1.9) Current income taxes (0.2) 0.2 0.2 0.6 Interest expense 7.6 7.7 22.5 23.1 ---------- ----------- ----------- ---------- EBITDA 16.6 18.0 51.8 54.5 Management and board fees 0.2 0.2 0.6 0.6 SOX - 0.1 - 0.6 ---------- ----------- ----------- ---------- $ 16.8 $ 18.3 $ 52.4 $ 55.7 17

EBITDA Reconciliation 2000 – 2005 Q3 ($ millions)

UHS
Universal Hospital Services
Service you can count on.

EBITDA	2000	2001	2002	2003	2004	12 months ending 9/30/2005
Net cash provided by operating activities	$ 28.2	$ 31.7	$ 40.2	$ 16.0	$ 38.0	$ 35.5
Changes in operating assets and liabilities	(3.5)	0.4	4.1	7.9	2.2	7.7
Other non-cash expenses	(2.3)	(3.7)	(11.7)	(7.9)	(3.4)	(4.9)
Current income taxes	0.1	0.1	0.1	0.3	1.2	1.6
Interest expense	20.7	19.6	18.1	20.2	30.5	31.2
EBITDA	$ 43.2	$ 48.1	$ 50.8	$ 36.5	$ 68.5	$ 71.1
Financing and Reorg charges	$ -	$ 2.8	$ 10.1	$ 27.7	$ -	$ -
Management and board fees	$ 0.3	$ 0.4	$ 0.3	$ 0.3	$ 0.7	$ 0.8
SOX Expense	$ -	$ -	$ -	$ -	$ 0.2	$ 0.8
	$ 43.5	$ 51.3	$ 61.2	$ 64.5	$ 69.4	$ 72.7
Financing and Reorganization Charges						
Recapitalization, stock compensation, and severance expenses	$ -	$ 1.6	$ 10.1	$ 14.4	$ -	$ -
Terminated IPO expenses	$ -	$ 1.2	$ -	$ -	$ -	$ -
Loss on early retirement of debt	$ -	$ -	$ -	$ 13.3	$ -	$ -
Subtotal	$ -	$ 2.8	$ 10.1	$ 27.7	$ -	$ -
Total Revenues	$ 106.0	$ 125.6	$ 153.8	$ 171.0	$ 199.6	$ 213.7

18

UHS Universal Hospital Services service you can count on. (R) Depreciation and Amortization Reconciliation ($ millions) 3rd Quarter Nine Months 2004 2005 2004 2005 --------- --------- --------- ---------- Movable Medical Equipment Depreciation $ 9.3 $ 9.6 $ 26.9 $ 28.1 Other Gross Margin Depreciation 0.2 0.5 0.5 1.0 --------- --------- --------- ---------- Total Gross Margin Depreciation 9.5 10.1 27.4 29.1 Selling, General, and Admin Depreciation 0.6 0.6 1.7 1.9 Intangibles Amortization 0.2 0.4 0.3 1.3 --------- --------- --------- ---------- --------- --------- --------- ---------- Total Depreciation and Amortization 10.3 11.1 29.4 32.3 ========= ========= ========= ========== Note: Excludes amortization of deferred financing fees 19

UHS Universal Hospital Services service you can count on. (R) Accrual Capex Reconciliation ($ millions) 1999 2000 2001 2002 2003 ---- ---- ---- ---- ---- Cash used in investing activities 49,441 31,504 41,511 28,956 36,769 Less: Acquisitions (6,293) - (7,788) - (1,875) Less: Other (140) 79 (294) (200) (204) Add: Fixed assets from acq. 2,603 - 5,409 - 588 Less: MME in A/P prior year (8,405) (3,000) (2,975) (5,942) (5,999) Add: MME in A/P current year 3,000 2,975 5,942 5,999 10,503 --------------------------------------------- Accrual Capex 40,206 31,558 41,805 38,813 39,782 2004 2005 E ---- ------ Cash used in investing activities 65,150 42,500 Less: Acquisitions (15,104) - Less: Other - - Add: Fixed assets from acq. 1,284 - Less: MME in A/P prior year (10,503) (3,808) Add: MME in A/P current year 3,808 3,808 ----------------- 44,635 42,500 20